HOTCHKIS AND WILEY FUNDS

SUPPLEMENT TO PROSPECTUSES DATED AUGUST 29, 2006

The section “Right to Suspend Sales and Reject Purchase Orders” on pages 22 and 23 of the Prospectus - Class A, C, R Shares and on page 17 of the Prospectus - Class I Shares is deleted in its entirety and replaced with the following:

The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.

The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of the Funds should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the long-term shareholders of the Funds, the Board of Trustees has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness. The Advisor will report any adjustments to these policies to the Board.

The Funds discourage frequent purchases and redemptions of Fund shares, whether for "market timing" or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor's opinion, has a pattern of short-term or excessive trading in the Funds or other mutual funds or whose trading has been disruptive to a Fund or other mutual funds.

The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.

In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds' restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.

Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading. These options may include blocking of exchanges or round-trip limitations for certain time periods. Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days. This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions. It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies of the Funds. The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds. Shareholders who own shares of the Funds through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.

For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):

•	With respect to discretionary wrap programs, changes in investment models by research teams;
•	“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•	Sales and purchases effected for the purpose of changing the class of Fund shares held;
•	“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•	Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses; and
•	Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes.
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The following should be added after the second paragraph in the section “Management of the Funds - The Advisor” on page 25 of the Prospectus - Class A, C, R Shares and on page 23 of the Prospectus - Class I Shares:

At the request of the Board of Trustees, the Advisor has undertaken a review of the Funds’ advisory fee structure with the assistance of independent consultants. As a result of this review, the Advisor proposed, and the Board approved, a new advisory fee schedule that includes breakpoints for the Large Cap Value Fund, Mid-Cap Value Fund and Core Value Fund.

Effective January 1, 2007, the Advisor will receive from each of the Large Cap Value Fund, Mid-Cap Value Fund and Core Value Fund an investment advisory fee at the following annual rates:

First $5 billion in assets   0.75% of average net assets
Next $5 billion in assets   0.65% of average net assets
Over $10 billion in assets             0.60% of average net assets.

December 8, 2006